Exhibit 13.2

Certification of Chief Financial Officer pursuant to

Title 18, United States Code, Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, Jane He, Chief Financial Officer of Teryl Resources Corp., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

1.	The Annual Report on Form 20-F of Teryl Resources Corp. for the year ended May 31, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Teryl Resources Corp.

Date: October 1, 2014	/s/ Jane He
Jane He,
Chief Financial Officer